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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                  June 1, 2004


                          PACIFIC ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

          Delaware                        313345                 68-0490580
(State or other jurisdiction of        (Commission              (IRS Employer
 incorporation or organization)        File Number)          Identification No.)



                               5900 Cherry Avenue
                              Long Beach, CA 90805
                     (Address of principal executive office)


                                 (562) 728-2800
              (Registrant's telephone number, including area code)



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits.

     99.1  Pacific Energy Partners, L.P. Press Release dated June 2, 2004.


ITEM 9. REGULATION FD DISCLOSURE.

     Attached as Exhibit 99.1 is a copy of a press release, dated June 2, 2004, announcing Pacific Energy Partners, L.P.'s signing of an agreement to purchase the Mid Alberta Pipeline.

     In accordance with General Instruction B.2. of Form 8-K, the above information is being furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, except if the registrant specifically states that the information is to be considered "filed" under the Securities Exchange Act of 1934, as amended, or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             Pacific Energy Partners, L.P.


Dated: June 2, 2004                          by:  /s/ Gerald A. Tywoniuk
                                             ---------------------------
                                             Senior Vice President, Chief
                                            Financial Officer and Treasurer
                                               Pacific Energy GP, Inc.,
                                                  General Partner of
                                             Pacific Energy Partners, L.P.


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                                  EXHIBIT INDEX

Exhibit 99.1  --  Pacific Energy Partners, L.P. Press Release dated June 2, 2004